Exhibit 10.3

SECOND AMENDMENT TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 30, 2018, is by and among Roan Resources LLC, Delaware limited liability company (“Borrower”); Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); the Letter of Credit Issuer; and the Lenders signatory hereto.

Recitals

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of September 5, 2017 (as amended by that certain First Amendment to Credit Agreement dated as of April 9, 2018 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 9.1(a) of the Credit Agreement is hereby amended and restated in its entirety to the following:

As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year (or in the case of the fiscal year ending December 31, 2017, within one hundred eighty (180) days), copies of the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal year commencing with the fiscal year ending December 31, 2017 and audited consolidated statements of income and partners’ capital and a consolidated statement of cash flows of the Borrower and its Subsidiaries for such fiscal year commencing with the fiscal year ending December 31, 2017, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP and accompanied by an opinion thereon of independent accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Administrative Agent whose opinion shall not be materially qualified with a “going concern” or like qualification or exception (other than with respect to, or resulting from, (x) the occurrence of the Maturity Date within one year from the date such opinion is delivered or (y) any potential inability to satisfy the Financial Performance Covenants on a future date or in a future period).

(b) Section 9.1(b) of the Credit Agreement is hereby amended and restated in its entirety to the following:

As soon as available and in any event within sixty (60) days after the end of each of the first three (3) fiscal quarters (or in the case of the fiscal quarter ending March 31, 2018, within ninety (90) days), copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such period, and unaudited consolidated statements of income, partners’ capital and cash flows of the Borrower and its Subsidiaries for that fiscal period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, partners’ capital and cash flows, of the Borrower and its consolidated Subsidiaries in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the absence of footnotes.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (such date, the “Amendment Effective Date”) when each of the following conditions are satisfied or waived in accordance with Section 13.1 of the Credit Agreement:

Section 3.1. The Administrative Agent shall have received from the Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.

Section 3.2. After giving effect to this Amendment, no Default shall have occurred and be continuing as of the Amendment Effective Date.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

Section 4.1. Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 4.2. Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

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Section 4.3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 4.4. Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

Section 4.5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6. No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 4.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.8. Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

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Section 4.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.11. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR POCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES LLC, as Borrower

By: /s/ Tony Maranto
Name: Tony Maranto
Title: President and CEO

Signature Page to Second Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent, Letter of Credit Issuer and Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Lender

By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By: /s/ Daniel Winters
Name: Daniel Winters
Title: Assistant Vice President

Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC, as Co-Syndication Agent and Lender

By: /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Officer

Signature Page to Second Amendment to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent

By: /s/ John Kuhns
Name: John Kuhns
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ John Kuhns
Name: John Kuhns
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

ABN AMRO CAPITAL USA LLC, as Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Beth Johnson
Name: Beth Johnson
Title: Executive Director

Signature Page to Second Amendment to Credit Agreement

CADENCE BANK, N.A. as Lender

By: /s/ Anthony Blanco
Name: Anthony Blanco
Title: SVP

Signature Page to Second Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Nancy Mak
Name: Nancy Mak
Title: Sr. Vice President

Signature Page to Second Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By: /s/ Robert Long
Name: Robert Long
Title: Authorized Signatory

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

COMERICA BANK, as Lender

By: /s/ Britney Geidel
Name: Britney Geidel
Title: Portfolio Manager

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:
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Title:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement

DNB CAPITAL LLC, as Lender

By: /s/ Byron Cooley
Name: Byron Cooley
Title: Senior Vice President

By: /s/ James Grubb
Name: James Grubb
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

FIFTH THIRD BANK, as Lender

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

Signature Page to Second Amendment to Credit Agreement

KEY BANK, N.A., as Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page to Second Amendment to Credit Agreement

SUNTRUST BANK, as Lender

By: /s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

Signature Page to Second Amendment to Credit Agreement

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